EXHIBIT 99.1

Contact:	D. Anthony Peay - (804) 632-2112 Executive Vice President/ Chief Financial Officer

Distribute to:	Virginia State/Local News lines, NY Times, AP, Reuters, S&P, Moody’s, Dow Jones, Investor Relations Service

July 27, 2009	Traded: NASDAQ	Symbol: UBSH

Union Bankshares to Present at KBW’s 10th Annual Community Bank Investor Conference on July 28, 2009

FOR IMMEDIATE RELEASE (Bowling Green, Virginia) — Union Bankshares Corporation (NASDAQ: UBSH) announced that G. William Beale, President & CEO and D. Anthony Peay, EVP & CFO of Union Bankshares Corporation, will be presenting at the Keefe, Bruyette & Woods (KBW) 10th Annual Community Bank Investor Conference at the Waldorf Astoria, in New York City on Tuesday, July 28, 2009. The presentation is scheduled for approximately 9:00 a.m. Eastern Time.

The conference presentation may be viewed via live web cast and may be accessed at http://www.kbw.com/news/conferenceCommunity2009_Webcast.html. All audio and presentations will be archived for 60 days after the event. Any web cast related questions should be directed to HELPME@kbw.com or 212-887-6778.

ABOUT UNION BANKSHARES CORPORATION

Union Bankshares Corporation (the “Company” or “Union”) is one of the largest community banking organizations based in Virginia, providing full service banking to the Northern, Central, Rappahannock, Tidewater and Northern Neck regions of Virginia through its bank subsidiaries, Union Bank and Trust Company (42 locations in the counties of Albemarle, Caroline, Chesterfield, Fairfax, Fluvanna, Hanover, Henrico, King George, King William, Nelson, Spotsylvania, Stafford, Westmoreland, and the cities of Fredericksburg, Williamsburg, Newport News, Grafton and Charlottesville); Northern Neck State Bank (9 locations in the counties of Richmond, Westmoreland, Essex, Northumberland and Lancaster); and Rappahannock National Bank (7 locations in Washington, Front Royal, Middleburg, Warrenton and Winchester). Union Bank and Trust Company’s loan production office in Manassas was open through the first quarter of 2009 but was closed in early April 2009. Union Investment Services, Inc. provides full brokerage services; Union Mortgage Group, Inc. provides a full line of mortgage products; and Union Insurance Group, LLC offers various lines of insurance products. Union Bank and Trust Company also owns a non-controlling interest in Johnson Mortgage Company, LLC.

On March 14, 2008, the Company completed the previously announced merger of its affiliate Prosperity Bank & Trust Company into Union Bank and Trust Company (“Union Bank”).

On October 31, 2008, the Company completed the previously announced merger of its affiliate Bay Community Bank into Union Bank.

On March 30 2009, the Company and First Market Bank, FSB announced the signing of an agreement pursuant to which First Market Bank, FSB will merge with the Company in an all stock transaction valued at approximately $105.4 million. First Market Bank, FSB, a privately held federally chartered savings bank with over $1.3 billion in assets, operates 39 branches throughout central Virginia with 31 locations in the greater Richmond metropolitan area. Upon completion of the transaction, expected to occur before year end, the Company will become the largest Virginia based community banking organization with approximately 97 branch locations and total assets of over $4.0 billion.

Additional information is available on the Company’s website at www.ubsh.com. The shares of the Company are traded on the NASDAQ Global Select Market under the symbol “UBSH.”

FORWARD-LOOKING STATEMENTS

Certain statements in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate” or other statements concerning opinions or judgment of the Company and its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including, but not limited to, the effects of and changes in: general economic conditions, the interest rate environment, legislative and regulatory requirements, competitive pressures, new products and delivery systems, inflation, changes in the stock and bond markets, technology, and consumer spending and savings habits. The Company does not update any forward-looking statements that may be made from time to time by or on behalf of the Company.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger transaction with First Market Bank, Union has filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement. The definitive proxy statement will be sent to the stockholders of Union seeking their approval of certain merger related matters at a later date. In addition, Union may file other relevant documents concerning the proposed transaction with the SEC. STOCKHOLDERS OF UNION ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders of Union may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the definitive proxy statement (when available) also may be obtained by directing a request by telephone or mail to Union Bankshares Corporation, Post Office Box 446, Bowling Green, Virginia 22427-0446, Attention: Investor Relations (telephone: (804) 633-5031) or by accessing Union’s website at http://www.ubsh.com under “Investor Relations — SEC Filings.” The information on Union’s website is not, and shall not be deemed to be, a part of this release or incorporated into other filings the Company makes with the SEC.

Union and its directors, executive officers and certain members of management may be deemed to be participants in the solicitation of proxies from the stockholders of Union in connection with the transaction. Information about the directors and executive officers of Union is set forth in the proxy statement for Union’s 2009 annual meeting of shareholders filed with the SEC on March 19, 2009. Additional information regarding the interests of these participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive proxy statement regarding the merger when it becomes available.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Certain statements made in this release may be considered forward-looking statements. Such statements speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the proposed transaction with First Market Bank, including future financial and operating results that may be realized from the transaction as well as other statements of expectations regarding the transaction and any other statements regarding future results or expectations. Union intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. Union’s ability to predict results, or the actual effects of future plans or strategies, is inherently uncertain. Factors which could have a material effect on the operations and future prospects of Union include but are not limited to: (1) the businesses of acquired companies may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from acquisitions may not be fully realized or realized within the expected timeframe; (3) revenues following acquisitions may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by acquisitions; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete acquisitions on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, monetary and fiscal policies of the U. S. government (including policies of the U. S. Treasury and the Federal Reserve Board), the quality and composition of the loan and securities portfolios, demand for loan products, deposit flows, competition, demand for financial services in its market areas, laws and regulations, and accounting principles, policies and guidelines; and (7) other risk factors detailed from time to time in filings made by Union with the SEC. Union undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

This release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.